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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)           JUNE 8, 1999
                                                       -------------------------



                                    E4L, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        DELAWARE                        I-6715                 13-2658741
----------------------          ------------------------   ---------------------
(State or Other Juris-          (Commission File Number)   (IRS Employer Identi-
 diction of Incorporation)                                     fication No.)


15821 VENTURA BOULEVARD, 5TH FLOOR, ENCINO, CA                     91436
----------------------------------------------                  ----------
(Address of principle executive offices)                        (Zip Code)


Registrant's telephone number, including area code    818-461-6400
                                                  ------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                     Exhibit Index appears on Page 4 hereof.


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ITEM 5.           OTHER EVENTS.

         On June 8, 1999, e4L, Inc. announced that it had executed and consummated a definitive agreement with Buyitnow, Inc. and Clear Channel Communications, Inc. to jointly form Buyitnow.com LLC, a new company dedicated to global electronic commerce. A copy of the press release announcing the execution and consummation of the agreement is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

         99       Press Release, dated June 8, 1999.


                                       -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          E4L, INC.
                                       (Registrant)


Date: June 11, 1998              By:   /s/ Daniel M. Yukelson
                                      ------------------------------------------
                                       Name:  Daniel M. Yukelson
                                       Title: Executive Vice President and Chief
                                               Financial Officer


                                       -3-

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                                  EXHIBIT INDEX

NO.

99        Press Release, dated June 8, 1999, of e4L, Inc.

                                       -4-